Dynamic U.S. Growth Fund

Class I Shares (Ticker: DWUGX)

Class II Shares

A Series of DundeeWealth Funds

SUMMARY PROSPECTUS

February 1, 2012

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com. The Fund’s Prospectus, dated February 1, 2012, and the Fund’s Statement of Additional Information (“SAI”), dated February 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the Dynamic U.S. Growth Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

	Dynamic U.S. Growth Fund - Class I Shares	Dynamic U.S. Growth Fund - Class II Shares
Shareholder Fees (fees paid directly from your investment)	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Other Expenses	0.57%	0.82	%(1)
Shareholder Servicing Fee	0.00%	0.25%
Total Annual Fund Operating Expenses	1.32%	1.57%
Fee Waivers and Reimbursements(2)	(0.37)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%	1.20%

(1)      “Other Expenses” for Class II Shares, which had not commenced operations as of the date of this prospectus, are estimated based on Class I Shares for the current fiscal year.

(2)          The investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.95% for Class I Shares and 1.20% for Class II Shares until January 31, 2013.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class I Shares of the Fund and $50,000 in Class II Shares of the Fund for the time periods indicated and that you sell your shares at the end of those periods.  The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class I Shares of the Fund and $50,000 in Class II Shares of the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$97	$382	$688	$1,558
Class II Shares	$611	$2,297	$4,101	$9,180

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 358.15% of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies chosen according to a growth oriented investment approach.  The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

When selecting investments for the Fund, GCIC US Ltd. (the “Sub-Adviser”) seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group.  While it will not concentrate its investments in any one industry, the Fund may from time to time have significant exposure in one or more sectors of the economy, especially the more growth-oriented sectors, such as the information technology, consumer discretionary and health care sectors.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund.  In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy.  As part of this evaluation, the Sub-Adviser may:

•                  analyze financial data and other information sources;

•                  assess the quality of management; and

•                  conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time.  Price volatility is the principal risk of investing in the Fund.  You could lose all or some of your investment in the Fund.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.  Growth companies also typically do not pay dividends.  Companies that pay dividends may experience less significant stock price declines during market downturns.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small and mid cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small and mid cap stocks may be more volatile than those of larger companies.  These securities may be traded over-the-counter or listed on an exchange.

The Fund may focus its investments from time to time on one or more economic sectors, in particular the information technology sector.  To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value and total return.  Information technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation.  Competitive pressures in the information technology sector, and the Fund’s investments in information technology company securities, may subject it to more volatile price movements than a more diversified securities portfolio.

The Sub-Adviser expects a high portfolio turnover rate in excess of 400%.

The Fund is non-diversified and invests in a limited number of securities.  Therefore, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

Performance Information:  The bar chart and performance table below provide an indication of the risk of an investment in the Fund by showing the Fund’s performance for its first full calendar year since its inception.

Performance reflects contractual fee waivers in effect.  If fee waivers were not in place, performance would be reduced.  Performance for Class II Shares is not shown because Class II Shares of the Fund had not commenced operations as of the date of this prospectus.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  Actual after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Annual Return

For the years ended December 31

Best Quarter
September 30, 2010	22.36%

Worst Quarter
September 30, 2011	(16.50)%

Average Annual Total Returns

For the Periods Ended December 31, 2011

		Since Inception
	1 Year	(April 1, 2009)*

Before Taxes	4.61%	34.01%

After Taxes on Distributions	3.71%	31.42%

After Taxes on Distributions and Sale of Fund Shares	3.03%	28.10%

Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	2.64%	21.06%

* While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 1, 2009.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

Investment Sub-Adviser: GCIC US Ltd.

Portfolio Manager:

Noah Blackstein, CFA

Vice President & Portfolio Manager

GCIC US Ltd.

Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $10,000.  To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000.  There is no minimum for subsequent investments. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum and subsequent investment requirements.

You may purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a Business Day). The price of shares issued by the Fund is based on the net asset value next determined after the Fund receives your purchase order.

Purchase and Redemption by Mail:
Regular Mail Address:	Express Mail Address:
DundeeWealth Funds	DundeeWealth Funds
C/O BNY Mellon Investment Servicing (US) Inc.	C/O BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9679	4400 Computer Drive
Providence, RI 02940-9679	Westborough, MA 01581

Purchase by Wire: To open an account by wire or to add to an existing account by wire, please call 1-888-572-0968 for instructions.

Tax Information: The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains.  Additionally, you will recognize gain or loss when you redeem shares.  However, the distributions and any gains will not be taxable if you invested through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan account or an individual retirement account, though such amounts may be taxable to you when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.